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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  June 28, 2000

                 Salomon Brothers Mortgage Securities VII, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


Delaware                             333-84249-06            13-2439681
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(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                      File Number)         Identification No.)


388 Greenwich Street, New York, New York                      10013
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code  (212) 783-5635

Seven World Trade Center, New York, New York, 10048
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

      On June 28, 2000, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Commercial Mortgage Pass-Through Series 2000-C1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 2000, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Salomon Brothers Realty Corp. ("SBRC") and Greenwich Capital Financial Products, Inc. ("GCFP") as mortgage loan sellers (SBRC and GCFP together in such capacity, the "Mortgage Loan Sellers"), GMAC Commercial Mortgage Corporation as master servicer (the "Master Servicer"), and special servicer (the "Special Servicer"), and Norwest Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates will consist of 18 classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class P Certificates", the "Class R Certificates" and the "Class Y Certificates", respectively. The Certificates were issued in exchange for and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of 266 multifamily and commercial mortgage loans (the "Mortgage Loans") having, as of the close of business on June 1, 2000 (the "Cut-off Date"), an aggregate principal balance of $713,300,121 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired the Mortgage Loans from the Mortgage Loan Sellers, pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan Sellers. SBRC is an affiliate of the Depositor. The Depositor transferred the Mortgage Loans to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates to Salomon Smith Barney Inc. ("SSBI"), Greenwich Capital Markets, Inc. ("Greenwich Capital" and Chase Securities Inc. ("Chase") as underwriters (SSBI, Greenwich Capital and Chase together in such capacity, the "Underwriters"), pursuant to an underwriting agreement dated as of June 5, 2000 (the "Underwriting Agreement"), among the Sponsor and the Underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1, and a form of Underwriting Agreement is attached hereto as Exhibit 99.2.

      The Class A-1 Certificates have an initial aggregate principal balance
(a "Certificate Balance") of $127,510,000. The Class A-2 Certificates have an initial Certificate Balance of $403,898,000. The Class B Certificates have an initial Certificate Balance of $35,665,000. The Class C Certificates have an initial Certificate Balance of $30,515,000. The Class D Certificates have an initial Certificate Balance of $10,700,000. The Class E Certificates have an initial Certificate Balance of $8,916,000. The Class F Certificates have an initial Certificate Balance of $14,266,000. The Class G Certificates have an initial notional amount of $10,700,000. The Class X Certificates have an initial notional amount of $713,800,121.

      Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.



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Item 7.  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

          Not applicable.

(b) Pro Forma financial information:

          Not applicable.

(c) Exhibits:

Exhibit No.       Description
99.1              Pooling and Servicing Agreement

99.2              Underwriting Agreement



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to the signed on its behalf by the undersigned, thereunto duly authorized.

Date:   July __, 2000

                                    SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.

                                    By: /s/ Angela Hutzel

                                       ---------------------------------
                                       Name: Angela Hutzel
                                       Title: Assistant Vice President



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                                 EXHIBIT INDEX


      The following exhibits are filed herewith:

Exhibit No.
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
99.1              Pooling and Servicing Agreement

99.2              Underwriting Agreement



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